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                        NEW ISSUE COMPUTATIONAL MATERIALS
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                                    GMAC RFC

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                           $375,000,000 (APPROXIMATE)
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                          RFMS II SERIES 2002-HI3 TRUST
                             HOME LOAN-BACKED NOTES
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                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                                    DEPOSITOR

                         RESIDENTIAL FUNDING CORPORATION
                           SELLER AND MASTER SERVICER
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  The  following  is a  preliminary  Term Sheet.  All terms and  statements  are subject to change.


                              GMAC RFC SECURITIES

                                 AS UNDERWRITER

ANY TRANSACTION IN THE CERTIFICATES WILL BE EFFECTED THROUGH RESIDENTIAL FUNDING SECURITIES CORPORATION


                                  JUNE 4, 2002
________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

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The  information  herein  has  been  provided  solely  by  Residential   Funding
Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.


________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI3
Computational Materials: Information Relating to the Collateral (Page 1 of 4)
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THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


--------------------------------------------------------------
  Current Principal Balance (as of 6/1/02)     $365,563,420
                 Loan Count                           8,943
      Average Current Principal Balance             $40,877
     Average Original Principal Balance             $41,122
     Range of Original Principal Balance         $10,000 to
                                                   $100,000
                           Up to $25,000.00           6.26%
                   $25,000.01 to $50,000.00          61.46%
                   $50,000.01 to $75,000.00          31.25%
                  $75,000.01 to $100,000.00           1.03%
--------------------------------------------------------------
  LOAN RATE
  Weighted Average                                  12.785%
  Range of Loan Rates                             6.000% to
                                                    19.080%
                                     6.000%           0.01%
                           8.001% to 9.000%           0.24%
                          9.001% to 10.000%           1.78%
                         10.001% to 11.000%           6.79%
                         11.001% to 12.000%          23.04%
                         12.001% to 13.000%          32.17%
                         13.001% to 14.000%          20.26%
                         14.001% to 15.000%           9.71%
                         15.001% to 16.000%           3.81%
                         16.001% to 17.000%           1.43%
                         17.001% to 18.000%           0.67%
                         18.001% to 19.000%           0.09%
                         19.001% to 20.000%           0.01%
--------------------------------------------------------------
        WA Original Term to Stated Maturity             204
                                   (months)
       WA Remaining Term to Stated Maturity             201
                                   (months)
                            Up to 60 months           0.35%
                           61 to 120 months           4.79%
                          121 to 180 months          68.86%
                          181 to 240 months           7.09%
                          241 to 300 months          18.87%
                          301 to 360 months           0.04%
--------------------------------------------------------------
--------------------------------------------------------------
  Balloon / Fully Amortizing                 0.38% / 99.62%
  First Lien / Second Lien                   0.06% / 99.94%
--------------------------------------------------------------

________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI3
Computational Materials: Information Relating to the Collateral (Page 2 of 4)
--------------------------------------------------------------------------------

             THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY
                           THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                         40.001% to 45.000%          31.17%
                         45.001% to 50.000%          21.53%
                         50.001% to 55.000%           0.01%
--------------------------------------------------------------
                                               35.001% to 40.000%
           22.03%
--------------------------------------------------------------
  CREDIT SCORE
  Weighted Average                                      696
  Range of Credit Scores                         620 to 810
                620 to 639                            0.22%
                640 to 659                            7.30%
                660 to 679                           22.75%
                680 to 699                           26.18%
                700 to 719                           23.14%
                720 to 739                           12.68%
                740 to 759                            5.22%
                760 to 779                            2.01%
                780 to 799                            0.47%
       Greater than or equal to 800                   0.03%
--------------------------------------------------------------
--------------------------------------------------------------
  ORIGINAL CLTV
  Weighted Average                                  117.73%
                               Up to 40.00%           0.09%
                           40.01% to 50.00%           0.06%
                           50.01% to 60.00%           0.02%
                           60.01% to 70.00%           0.01%
                           70.01% to 80.00%           0.24%
                           80.01% to 90.00%           0.27%
                          90.01% to 100.00%           2.09%
                         100.01% to 105.00%           4.51%
                         105.01% to 110.00%           9.64%
                         110.01% to 115.00%          15.36%
                         115.01% to 120.00%          20.90%
                         120.01% to 125.00%          46.70%
                         125.01% to 130.00%           0.11%
--------------------------------------------------------------
           DEBT-TO-INCOME RATIO
             Weighted Average                        39.97%
                               Up to 5.000%           0.03%
                          5.001% to 10.000%           0.01%
                         10.001% to 15.000%           0.06%
                         15.001% to 20.000%           0.46%
                         20.001% to 25.000%           2.52%
                         25.001% to 30.000%           7.33%
                         30.001% to 35.000%          14.84%


________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI3
Computational Materials: Information Relating to the Collateral (Page 3 of 4)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


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               JUNIOR RATIO
             Weighted Average                        28.11%
     Up to 5.000%                                     0.01%
     5.001% to 10.000%                                0.24%
  10.001% to 15.000%                                  3.72%
  15.001% to 20.000%                                 15.59%
  20.001% to 25.000%                                 23.55%
  25.001% to 30.000%                                 21.11%
  30.001% to 35.000%                                 14.96%
  35.001% to 40.000%                                 10.46%
  40.001% to 45.000%                                  5.16%
  45.001% to 50.000%                                  2.84%
  50.001% to 55.000%                                  1.29%
  55.001% to 60.000%                                  0.38%
  60.001% to 65.000%                                  0.19%
  65.001% to 70.000%                                  0.26%
  70.001% to 75.000%                                  0.12%
  Greater than or equal to 75.001%                    0.11%
--------------------------------------------------------------
              RESIDUAL INCOME
             Weighted Average                        $3,744
    $1,000.00 to $1,999.99                            5.05%
    $2,000.00 to $2,999.99                           26.34%
    $3,000.00 to $3,999.99                           35.18%
    $4,000.00 to $4,999.99                           18.01%
    $5,000.00 to $5,999.99                            8.09%
    Greater than or equal to $6,000.00                7.32%
--------------------------------------------------------------
               PROPERTY TYPE
  Single Family Residence                            88.82%
  PUD Detached                                        6.66%
  Condominium                                         1.98%
  PUD Attached                                        1.13%
  Townhouse                                           0.97%
  Multifamily (2 to 4 units)                          0.40%
  Manufactured Housing                                0.03%
--------------------------------------------------------------
--------------------------------------------------------------
              OCCUPANCY STATUS
  Owner Occupied                                    100.00%
--------------------------------------------------------------

________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI3
Computational Materials: Information Relating to the Collateral (Page 4 of 4)
--------------------------------------------------------------------------------

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------
  DOCUMENTATION
  Full Documentation                                 99.65%
  Reduced                                             0.35%
--------------------------------------------------------------
--------------------------------------------------------------
  LOAN PURPOSE
                         Debt Consolidation          84.75%
                                   Cash Out           7.70%
                        Rate/Term Refinance           3.80%
                                Convenience           2.20%
      Home Improvement / Debt Consolidation           1.00%
                           Home Improvement           0.22%
                                  Education           0.06%
                          Asset Acquisition           0.11%
                                      Other           0.17%
--------------------------------------------------------------
         PREPAYMENT PENALTY TERMS
 None                                                52.17%
   12 months                                          0.68%
  24 months                                           0.06%
  36 months                                          46.32%
  60 months                                           0.46%
  Other (not more than 60 months)                     0.31%
--------------------------------------------------------------
  GEOGRAPHIC CONCENTRATION (> 5%)                CA (7.54%)
  -------------------------------
                                                 FL (6.68%)
                                                 PA (5.92%)
                                                 OH (5.41%)
                                                 VA (5.25%)
                                                 MD (5.17%)
--------------------------------------------------------------
--------------------------------------------------------------

________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER